Financial risk management	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Financial risk management
19. Financial risk management
The Group’s approach to the management of financial risks together with sensitivity analyses of its financial instruments is set out below.
Treasury policy
Pearson’s treasury policies set out the Group’s principles for addressing key financial risks including capital risk, liquidity risk, foreign exchange risk and interest rate risk, and sets out measurable targets for each. The Audit Committee receives quarterly reports incorporating compliance with measurable targets and review, and approve, any changes to treasury policies annually.
The treasury function is permitted to use derivatives where their use reduces a risk or allows a transaction to be undertaken more cost effectively. Derivatives permitted include swaps, forwards and collars to manage foreign exchange and interest rate risk, with foreign exchange swap and forward contracts the most commonly executed. Speculative transactions are not permitted.
Capital risk
The Group’s objectives when managing capital are:

•	To maintain a strong balance sheet and a solid investment grade rating;

•	To continue to invest in the business organically and through acquisitions;

•	To have a sustainable and progressive dividend policy; and

•
To return surplus cash to our shareholders where appropriate. In response to the
COVID-19
outbreak, the Group took a decision to suspend the share buyback programme, which helped to preserve liquidity and maintain the Group’s credit metrics. In May 2020 Standard and Poor’s downgraded the Group to
BBB-
(stable) (2019: BBB (negative outlook)) and in August 2020 Moody’s downgraded the Group to Baa3 (stable) (2019: Baa2 (stable outlook)), reflecting weaker anticipated results for 2020 as a result of
COVID-19.
It is anticipated that sales and profit growth will improve the Group’s credit position following the end of widespread social distancing and lockdown measures in the Group’s major markets.

The Group aimed to maintain net debt at a level less than 1.5 times adjusted EBITDA before the adoption of IFRS 16 and less than 2.2 times adjusted EBITDA after the adoption of IFRS 16. This is consistent with a solid investment-grade rating (assuming no material deterioration in trading performance) and provides comfortable headroom against covenants.
Net debt
The Group’s net debt position is set out below:

All figures in £ millions	2020	2019
Cash and cash equivalents	1,116	437
Derivative financial instruments	11	15
Bank loans and overdrafts	(3)	(3)
Bonds	(965)	(593)
Revolving credit facility	—	(230)
Investment in finance lease receivable	130	196
Lease liabilities	(752)	(838)

Net debt	(463)	(1,016)

Net debt presented above includes borrowings of £69m (2019: nil) and cash and cash equivalents of £19m (2019: nil) which are included in assets and liabilities held for sale.
Interest and foreign exchange rate management
The Group’s principal currency exposure is to the US dollar which represents more than 60% of the Group’s sales.
The Group’s long-term debt is primarily held in US dollars to provide a natural hedge of this exposure, which is achieved through issued US dollar debt or converting euro debt to US dollars using cross-currency swaps, forwards and collars. As at 31 December 2020, the Group’s debt of £1,651m is all held at fixed rates (2019: fixed rates: £1,641m, floating rates: £23m).
See note 16 for details of the Group’s hedging programme which addresses interest rate risk and foreign currency risk.
Overseas profits are converted to sterling to satisfy sterling cash outflows such as dividends at the prevailing spot rate at the time of the transaction. To the extent the Group has sufficient sterling, US dollars may be held as dollar cash to provide a natural offset to the Group’s debt or to satisfy future US dollar cash outflows.
The Group does not have significant cross-border foreign exchange transactional exposures.
As at 31 December 2020, the sensitivity of the carrying value of the Group’s financial instruments to fluctuations in interest rates and exchange rates is as follows:

	2020
All figures in £ millions	Carrying value	Impact of 1% increase in interest rates	Impact of 1% decrease in interest rates	Impact of 10% strengthening in sterling	Impact of 10% weakening in sterling
Investments in unlisted securities	138	—	—	(11)	13
Other receivable	96	—	—	(9)	11
Cash and cash equivalents	1,097	—	—	(55)	25
Derivative financial instruments	11	17	(19)	3	1
Bonds	(965)	9	(9)	54	(67)
Other borrowings	(686)	—	—	62	(76)
Investment in finance lease receivable	130	—	—	(12)	14
Other net financial assets	463	—	—	(44)	40

Total financial instruments	284	26	(28)	(12)	(39)

	2019
All figures in £ millions	Carrying value	Impact of 1% increase in interest rates	Impact of 1% decrease in interest rates	Impact of 10% strengthening in sterling	Impact of 10% weakening in sterling
Investments in unlisted securities	122	—	—	(9)	11
Other receivable	182	—	—	(17)	20
Cash and cash equivalents	437	—	—	(32)	39
Derivative financial instruments	15	16	(18)	22	(23)
Bonds	(593)	11	(12)	53	(64)
Other borrowings	(1,071)	2	(2)	46	(56)
Investment in finance lease receivable	196	—	—	(18)	22
Other net financial assets	560	—	—	(43)	52

Total financial instruments	(152)	29	(32)	2	1

The table above shows the sensitivities of the fair values of each class of financial instrument to an isolated change in either interest rates or foreign exchange rates. Other net financial assets comprises trade receivables less trade payables. A significant proportion of the movements shown above would impact equity rather than the income statement due to the location and functional currency of the entities in which they arise and the availability of net investment hedging.
The Group’s income statement is reported at average rates for the year while the balance sheet is translated at the year-end
closing rate. Differences between these rates can distort ratio calculations such as debt to EBITDA and interest cover. Adjusted operating profit translated at year-end
closing rates would be £25m lower than the reported figure of £313m at £288m. Adjusted EBITDA translated at year-end
closing rates would be £38m lower than the reported figure of £550m at £512m.
Liquidity and
re-financing
risk management
The Group regularly reviews the level of cash and debt facilities required to fund its activities. This involves preparing a prudent cash flow forecast for the next three to five years, determining the level of debt facilities required to fund the business, planning for shareholder returns and repayments of maturing debt, and identifying an appropriate amount of headroom to provide a reserve against unexpected outflows.
At 31 December 2020, the Group had cash of £1.1bn and an outstanding drawing of £nil on the US dollar denominated revolving credit facility due 2024 of $1.19bn (£0.9bn).
The $1.19bn facility contains interest cover and leverage covenants which the Group has complied with for the year ended 31 December 2020. The maturity of the carrying values of the Group’s borrowings and trade payables are set out in notes 18 and 24 respectively.
At the end of 2020, the currency split of the Group’s trade payables was US dollar £195m, sterling £76m and other currencies £69m (2019: US dollar £214m, sterling £57m and other currencies £87m). Trade payables are all due within one year (2019: all due within one year).
The table below analyses the Group’s bonds and derivative assets and liabilities into relevant maturity groupings based on the remaining period at the balance sheet date to the contractual maturity date. Short dated derivative instruments have not been included in this table. The amounts disclosed in the table are the contractual undiscounted cash flows (including interest) and as such may differ from the amounts disclosed on the balance sheet.

	Analysed by maturity				Analysed by currency
All figures in £ millions	Greater than one month and less than one year	Later than one year but less than five years	Five years or more	Total	USD	GBP	Other	Total
At 31 December 2020
Bonds	200	497	416	1,113	166	481	466	1,113
Rate derivatives – inflows	(186)	(350)	(1)	(537)	(12)	(152)	(373)	(537)
Rate derivatives – outflows	180	350	12	542	209	330	3	542
FX forwards – inflows	(68)	—	—	(68)	—	(68)	—	(68)
FX forwards – outflows	68	—	—	68	36	—	32	68

Total	194	497	427	1,118	399	591	128	1,118

At 31 December 2019
Bonds	12	354	259	625	177	—	448	625
Rate derivatives – inflows	(19)	(223)	(332)	(574)	(41)	(172)	(361)	(574)
Rate derivatives – outflows	23	237	331	591	242	344	5	591
FX forwards – inflows	(186)	(24)	—	(210)	—	(210)	—	(210)
FX forwards – outflows	186	23	—	209	209	—	—	209

Total	16	367	258	641	587	(38)	92	641

Financial counterparty and credit risk management
Financial counterparty and credit risk arises from cash and cash equivalents, favourable derivative financial instruments and deposits with banks and financial institutions, as well as credit exposures to customers, including outstanding receivables. Counterparty credit limits, which take published credit rating and other factors into account, are set to cover the Group’s total aggregate exposure to a single financial institution. The limits applicable to published credit rating bands are approved by the Chief Financial Officer within guidelines approved by the Board. Exposures and limits applicable to each financial institution are reviewed on a regular basis.
Cash deposits and derivative transactions are made with approved counterparties up to pre-agreed
limits. To manage counterparty risk associated with cash and cash equivalents, the Group uses a mixture of money market funds as well as bank deposits. As at 31 December 2020, 88% of cash and cash equivalents was held with investment grade bank counterparties, 9% with AAA money market funds and 3% held with non-investment
grade bank counterparties.
For trade receivables and contract assets the Group’s exposure to credit risk is influenced mainly by the individual characteristics of each customer. However, risk associated with the industry and country in which customers operate may also influence the credit risk. The credit quality of customers is assessed by taking into account financial position, past experience and other relevant factors. Individual credit limits are set for each customer based on internal ratings. The compliance with credit limits is regularly monitored by the Group. A default on a trade receivable is when the counterparty fails to make contractual payments within the stated payment terms. Trade receivables and contract assets are written off when there is no reasonable expectation of recovery. The carrying amounts of financial assets, trade receivables and contract assets represent the maximum credit exposure.
Trade receivables and contract assets are subject to impairment using the expected credit loss model. The Group applies the IFRS 9 simplified approach to measuring expected credit losses which uses a lifetime expected credit loss allowance for all trade receivables and contract assets. To measure the expected credit losses, trade receivables and contract assets have been grouped based on shared credit risk characteristics and the days past due. See note 22 for further details about trade receivables and contract assets including movements in provisions for bad and doubtful debts.
Amendments to IFRS 9 and IFRS 7 Interest Rate Benchmark Reform
In light of Interest Rate Benchmark Reform and amendments to IFRS 9 and IFRS 7 which Pearson early adopted in 2019, the Group has considered the impact of IBOR reform on Pearson’s hedge accounting. In accordance with the transition provisions, the amendments have been adopted retrospectively to hedging relationships that existed at the start of 2019 reporting period or were designated thereafter. The amendments provide temporary relief from applying specific hedge accounting requirements to hedging relationships directly affected by IBOR reform.
The reliefs have the effect that IBOR reform should not generally cause hedge accounting to terminate. However, any hedge ineffectiveness continue should be recorded in the income statement. Furthermore, the amendments set out triggers for when the reliefs will end, which include the uncertainty arising from interest rate benchmark reform no longer being present.
Pearson has a limited exposure to changes in the EUR IBOR benchmark. The Group has €395m (£355m) of Interest Rate Swaps which are in fair value hedge relationships. Pearson has considered a IBOR transition plan. Pearson currently anticipates that the areas of greatest change will be amendments to the contractual terms of
EUR-IBOR-referenced
floating-rate swaps and updating hedge designations.
In summary, the reliefs provided by the amendments that apply to the Group are:

•
In assessing whether the hedge is expected to be highly effective on a forward-looking basis, the Group has assumed that the Euribor interest rate on which the cash flows of the interest rate swap that hedges fixed-rate Euro bonds is not altered by IBOR reform;

•
The Group will not discontinue hedge accounting during the period of IBOR-related uncertainty solely because the retrospective effectiveness demonstrates ineffectiveness due to IBOR reform. The Group has assessed whether the hedged Euribor risk component is a separately identifiable risk only when it first designates the hedge and not on an ongoing basis.